Exhibit No. 99

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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2003-J
                            POOL PROFILE (08/5/2003)
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                                  ------------              --------------------
                                   10/1 POOL                     Tolerance
                                  ------------              --------------------
AGGREGATE PRINCIPAL BALANCE       $700,336,138                       (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE             1-SEP-03                              N/A
INTEREST RATE RANGE                    3.5 - 6                              N/A
GROSS WAC                                4.898%                   (+ / - 10 BPS)
WEIGHTED AVERAGE SERVICE FEE          25.0 BPS
MASTER SERVICING FEE                   1.0 BPS ON SECURITIZATION ONLY
WAM (in months)                            357                    (+/- 2 MONTHS)

WALTV                                       62%                    (MAXIMUM +5%)

CALIFORNIA PERCENT                          52%                    (MAXIMUM +5%)
SINGLE LARGEST ZIP CODE PERCENT              1%                    (MAXIMUM +3%)

AVERAGE LOAN BALANCE                  $528,157                (MAXIMUM +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE       $998,879              (MAXIMUM $1,500,000)

CASH OUT REFINANCE PERCENT                  14%                    (MAXIMUM +5%)

PRIMARY RESIDENCE PERCENT                   96%                    (MINIMUM -5%)

SINGLE FAMILY DETACHED PERCENT              93%                    (MINIMUM -5%)

FULL DOCUMENTATION PERCENT                  56%                    (MINIMUM -5%)

WA FICO                                     739                    (MINIMUM -10)

UNINSURED > 80% LTV PERCENT                  0%                    (MAXIMUM +3%)

RELOCATION PERCENT                           5%                    (MINIMUM -2%)

GROSS MARGIN                             2.750%                      (+/- 5 BPS)

GROSS LIFECAP                            9.882%                     (+/- 10 BPS)

WA MONTHS TO NEXT ROLL                     119                    (+/- 3 MONTHS)

INTEREST ONLY PERCENT                        0%                    (MAXIMUM +5%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2003-J
                               PRICING INFORMATION
                            POOL PROFILE (08/5/2003)
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COLLATERAL                          All Mortgage Loans will Index off the One
                                    Year CMT.

                                    None of the Mortgage Loans have a
                                    convertibility feature.

                                    Each Mortgage Loan has a 5% Initial Rate Cap
                                    & 2% for each Adjustment thereafter.

                                    Each Mortgage Loan has a 5% Lifetime Rate
                                    Cap.

RATING AGENCIES                     TBD by Wells Fargo

PASS THRU RATE                      Net WAC or Ratio Stripped/Variable

STRUCTURE                           TO CONFORM TO WFMBS 2002-B or 2002-F EXCEPT
                                    AS NOTED BELOW
                                    (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                  25-Aug-03        9:00 AM

PRICING DATE                                                  TBD

SETTLEMENT DATE                                         12-Sep-03

ASSUMED SUB LEVELS                                    Rating Agency    AGG Level
Levels and Rating Agencies for                  AAA    Moody's/S&P       2.50%
2003-J to be determined by                       AA        S&P           1.10%
Wells Fargo                                       A        S&P           0.65%
                                                BBB        S&P           0.40%
                                                 BB        S&P           0.25%
                                                  B        S&P           0.15%

                                                  Note: AAA Class will be rated
                                                  by two rating agencies.
                                                  AA through B Classes will be
                                                  rated by one rating agency.

NOTE: Please note the following specifics of the 2003-J structure:

Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated
Loan

Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%

No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)

* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.

WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Gretchen Markley (301) 846-8356
                                                 Mike Miller (301) 815-6397

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                            WFASC Denomination Policy

                                        Minimum        Physical      Book Entry
Type and Description of Certificates  Denomination   Certificates   Certificates
------------------------------------  ------------   ------------   ------------
                                         (1)(4)

Class A

PAC, TAC, Scheduled, Accrual,
Sequential, Floaters, NAS,
Non-complex components
(subject to reasonable
prepayment support)                        $25,000     Allowed        Allowed

Companion classes for PAC,
TAC, Scheduled Classes                    $100,000     Allowed        Allowed

Inverse Floater (Including
Leveraged), PO, Subclasses of
the Class A that provide
credit protection to the Class
A, Complex multi-component
certificates                              $100,000     Allowed        Allowed

Notional and Nominal Face IO              (2)          Allowed        Allowed

Residual Certificates                     (3)          Required     Not Allowed

All other types of Class A
Certificates                              (5)            (5)            (5)

Class B (Investment Grade)                $100,000     Allowed        Allowed

Class B (Non-Investment Grade)            $250,000     Required     Not Allowed

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.